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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

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     Date of Report (Date of earliest event reported): January 29, 2001


                          TIME WARNER TELECOM INC.
           (Exact name of registrant as specified in its charter)

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       Delaware                                               84-1500624
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of incorporation)                                   Identification Number)

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                          10475 Park Meadows Drive
                            Littleton, Colorado
                                   80124
            (Address of principal executive offices) (Zip code)


     Registrant's telephone number, including area code: (303) 566-1000

                                    N/A

       (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     On January 29, 2001, Time Warner Telecom Inc. ("Time Warner Telecom") issued a press release announcing that it had completed a private placement of $400 million of its 10 1/8% Senior Notes due 2011.

     The press release issued by Time Warner Telecom on January 29, 2001, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements.

     None.

(b)  Pro forma financial information.

     None.

(c)  Exhibits.

     99.1   Press Release dated January 29, 2001 of Time Warner Telecom.


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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TIME WARNER TELECOM INC.


Date: January 30, 2001               By: /s/ Paul Jones
                                         -----------------------------------
                                         Name:  Paul Jones
                                         Title: Senior Vice President,
                                                General Counsel &
                                                Regulatory Policy


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                               EXHIBIT INDEX

Exhibit No.              Description of the Exhibit

99.1             Press Release dated January 29, 2001 of Time Warner Telecom.


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